                                                                 October 1, 2002
 FUND PROFILE
T. ROWE PRICE
Growth & Income
Fund

 A stock fund seeking long-term capital growth and an attractive level of current income.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com. TROWEPRICELOGO

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 What is the fund's objective?

   The fund seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying common stocks.


 What is the fund's principal investment strategy?

   Our primary focus is on capital appreciation. We will use fundamental, bottom-up research and both growth and value approaches in identifying stocks we believe have good prospects for capital growth over time. Among the many characteristics we look for are seasoned management, leadership positions in growing industries, and strong financial fundamentals. In many instances, we analyze free cash flow because it can allow a company to increase dividends, repurchase shares, or make acquisitions. While investments may include mid-size companies, large-capitalization companies are expected to predominate.

   In selecting growth stocks, we generally look for companies with above-average earnings growth and a lucrative niche in the economy that allows them to sustain earnings momentum even during times of slow economic growth. When applying a value analysis, we seek companies with good future prospects whose current stock prices seem undervalued relative to the general market, the industry average, or the company's historical valuation based on earnings, cash flow, book value, or dividends.

   In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including convertible securities, foreign stocks, futures, and options, in keeping with fund objectives.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.

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 What are the main risks of investing in the fund?

   Since the fund can hold both growth and value stocks, its share price can be affected by the particular risks associated with each type of investment. Stocks with growth characteristics can have relatively wide price swings as a result of the high valuations they may carry. Because earnings expectations often drive their stock prices, earnings disappointments can result in sharp price declines. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that their low prices are actually appropriate. While the fund will seek dividend-paying stocks, the overall income level is not expected to play a meaningful role in cushioning its share price against market declines. Convertible securities have a lower yield than regular bonds of comparable quality and are subject to price declines associated with stocks, although generally to a lesser degree.

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  .The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other gov ernment agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If long-term capital appreciation is a primary goal and you can accept the risks associated with common stocks, including both growth and value stocks, the fund may be appropriate for you. This fund should not represent your complete investment program or be used for short-term trading purposes.

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   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  .Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

   In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.


                      Calendar Year Total Returns
 "92"    "93"    "94"    "95"    "96"     "97"   "98"   "99"   "00"   "01"
 ----------------------------------------------------------------------------
15.33  12.96  -0.15  30.92  25.64  23.53  9.96   3.78    8.97   -2.17
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                  Quarter ended     Total return

 Best quarter       6/30/97           12.90%
 Worst quarter       9/30/01           -10.75%


 Table 1  Average Annual Total Returns
                                          Periods ended 09/30/02
                                     1 year      5 years      10 years
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  Growth & Income Fund
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  Returns before taxes                 -21.78%       -2.64%        7.73%
  Returns after taxes on
  distributions                        -22.30        -4.49         5.68
  Returns after taxes on
  distributions and sale of fund
  shares                               -12.90        -2.08         5.95
  S&P 500 Stock Index                  -20.49        -1.63         9.00
  Lipper Large-Cap Core Funds          -18.54        -1.64         8.01
  Index
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 Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 2  Fees and Expenses of the Fund*
                                                Annual fund operating expenses
                                         (expenses that are deducted from fund assets)
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  Management fee                                             0.57%
  Other expenses                                             0.24%
  Total annual fund operating expenses                       0.81%
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 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.


   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

      1 year      3 years      5 years       10 years
    ----------------------------------------------------
       $83         $259         $450          $1,002
    ----------------------------------------------------

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 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.


   Anna M. Dopkin manages the fund day to day and has been chairman of its Investment Advisory Committee since 2002. She joined T. Rowe Price in 1996 as an investment analyst and has specialized in the financial services area. Prior to joining T. Rowe Price she worked at Goldman Sachs for six and a half years in the Mortgage Securities Department in New York and London.


 To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?

   The fund distributes income quarterly and net capital gains, if any, at year-end . For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

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 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses; . automated information and transaction services by telephone or computer; . electronic transfers between fund and bank accounts; . automatic investing and automatic exchange; and . brokerage services, including cash management features.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
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                                                                     RPS F54-035
 T. Rowe Price Investment Services, Inc., Distributor.